EXHIBIT 1.1
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                             INTERLINE BRANDS, INC.

                   8.125% SENIOR SUBORDINATED NOTES DUE 2014

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                   June 9, 2006

LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.
As representatives of the several
underwriters named in SCHEDULE 1 attached hereto, c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

         Interline  Brands,  Inc.,  a New Jersey  corporation  (the  "ISSUER"), proposes to issue and sell to the several underwriters named in SCHEDULE 1 hereto (the "UNDERWRITERS"), for whom you (the "REPRESENTATIVES") are acting as representatives, $200,000,000 in aggregate principal amount of its 8.125% Senior Subordinated Notes Due 2014 (the "NOTES"), which Notes will be guaranteed by Interline Brands, Inc., a Delaware corporation and sole shareholder of the Issuer (the "COMPANY"). The Notes also will be guaranteed by each of the guarantors named in SCHEDULE 2 hereto (the "GUARANTORS"). The guarantees with respect to the Notes of the Company and each Guarantor are collectively referred to herein as the "GUARANTEES". The Notes and the Guarantees are collectively referred to herein as the "SECURITIES." The Securities are to be issued pursuant to the provisions of an indenture (the "INDENTURE") to be dated as of June 23, 2006 (the "CLOSING DATE"), among the Company, the Issuer, the Guarantors and The Bank of New York, as trustee (the "TRUSTEE"), as supplemented by a supplemental indenture to be dated the Closing Date to provide for the terms of the Notes (as so supplemented, the "INDENTURE"). This agreement (the "AGREEMENT") is to confirm the agreement concerning the purchase of the Securities from the Issuer by the Underwriters.

         On the Closing Date, the Company is expected to replace its Amended and Restated Credit Agreement dated as of December 21, 2004, as amended on July 7, 2005 and August 1, 2005 (the "EXISTING CREDIT FACILITY") with a new credit facility (which may be an amendment or restatement of the Existing Credit Facility) (the "NEW CREDIT FACILITY"), as more fully described in the Prospectus.

         1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY, THE ISSUER AND THE GUARANTORS. The Company, the Issuer and the Guarantors listed on the signature pages hereto represent, warrant and agree that:

                  (a) A registration statement on Form S-3 (File No. 333-134415) relating to the Securities and certain other securities

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         (i)  has  been  prepared  by  the  Company  in  conformity   with  the
         requirements   of  the   Securities  Act  of  1933,  as  amended  (the
         "SECURITIES  ACT"),  and the rules and  regulations  (the  "RULES  AND
         REGULATIONS")   of  the  Securities  and  Exchange   Commission   (the
         "COMMISSION") thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto
         have  been   delivered  or  made  available  by  the  Company  to  the
         Representatives. As used in this Agreement:

                           (i) "APPLICABLE TIME" means 3:30 p.m. (New York City time) on the date of this Agreement;

                           (ii) "EFFECTIVE DATE" means any date as of which any part of such registration statement relating to the Securities became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

                           (iii) "ISSUER FREE WRITING PROSPECTUS" means each "free writing prospectus" (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Securities;

                           (iv) "PRELIMINARY PROSPECTUS" means any preliminary prospectus relating to the Securities included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Securities;

                           (v) "PRICING DISCLOSURE PACKAGE" means, as of the Applicable Time, the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations, and the information in which is intended for general distribution to prospective investors, as evidenced by its being specified in
                  SCHEDULE 3 to this Agreement (including the term sheet listing the final terms of the Securities and their offering, included in SCHEDULE 3 to this Agreement, which is referred to as the "TERMS COMMUNICATION");

                           (vi) "PROSPECTUS" means the final prospectus relating to the Securities, including any prospectus supplement thereto relating to the Securities, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

                           (vii)    "REGISTRATION       STATEMENT"       means,
                  collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement;

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                           (viii)   the  term   "SUBSIDIARY"  has  the  meaning
                  assigned to it in Section 17 hereof;

                           (ix) "AMERICAN SANITARY ACQUISITION" means the Company's acquisition of substantially all of the assets of American Sanitary Incorporated ("AMERICAN SANITARY") by means of an acquisition of all of the outstanding equity interests of AmSan, LLC ("AMSAN") pursuant to the Securities Purchase Agreement;

                           (x) "SECURITIES PURCHASE AGREEMENT" means the Agreement by and among American Sanitary, AmSan, Golder, Thoma, Cressey, Rauner Fund V, L.P., GTCR Associates V, GTCR Capital Partners, L.P. and the Company dated May 23, 2006 by which the Company has agreed to effect the American Sanitary Acquisition.

         Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the "MOST RECENT PRELIMINARY PROSPECTUS" shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or, to the knowledge of the Company, threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement.

                  (b) The Company was a "well-known seasoned issuer" (as defined in Rule 405) at the most recent eligibility determination date specified in paragraph (2) of the definition of "well-known seasoned issuer" eligible to use Form S-3 for the offering of the Securities, including not having been an "ineligible issuer" (as defined in Rule
         405) at any such time or date. The Registration Statement is an "automatic shelf registration statement" (as defined in Rule 405) and was filed not earlier than the date that is three years prior to the Closing Date. No notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto

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         pursuant to Rule 401(g)(2)  under the Securities Act has been received
         by  the  Company.   No  order  suspending  the  effectiveness  of  the
         Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or, to the knowledge of the Company, threatened by the Commission.

                  (c)      The Registration  Statement complied and will comply
         in all material respects on the Effective Date and on the Closing Date, and any amendment to the Registration Statement filed after the date hereof will comply in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Preliminary Prospectus complied, and the Prospectus will comply, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the Closing Date to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in the most recent Preliminary Prospectus or the Prospectus complied, and any further documents to be filed and so incorporated will comply, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

                  (d) Each part of the Registration Statement did not, as of the Effective Date of such part, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e) or (ii) the part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), of the Trustee.

                  (e) The Prospectus will not, as of its date, or, as amended and supplemented, if applicable, as of the date of any amendment or supplement thereto, if applicable, or as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in
         Section 8(e).

                  (f) The documents incorporated by reference in the most recent Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a

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         material  fact or omit to state a material  fact required to be stated
         therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (g) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

                  (h)      Each  Issuer  Free  Writing  Prospectus  (including,
         without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that no representation or warranty is made as to information relating to any Underwriter contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

                  (i) Each Issuer Free Writing Prospectus complied or will comply in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. Neither the Company nor the Issuer has made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior consent of the Representatives. The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

                  (j) The Indenture has been duly qualified under the Trust Indenture Act.

                  (k) The Company is a corporation duly incorporated and validly existing and in good standing under the laws of the state of Delaware with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus, and is duly qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction or place where the nature of its properties or the conduct of its business requires such

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         qualification,  except  where the  failure to qualify or to be in good standing would not reasonably be expected to have a material adverse effect on the financial condition, business, prospects, properties or results of operations of the Company, the Issuer and the Company's other subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (l) The Issuer and each of the Company's other subsidiaries (as defined in Section 17 hereof) is a corporation duly incorporated and validly existing and in good standing under the laws of its state of organization with full power and authority to own, lease and operate its properties and to conduct its business as presently conducted, and is duly qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction where the nature of its properties or the conduct of its business requires such qualification, except where the failure so to qualify or to be in good standing does not have a Material Adverse Effect.

                  (m) All the shares of capital stock or other equity interest of the Company, the Issuer and their subsidiaries (as defined in Section 17 hereof) outstanding prior to the issuance of the Notes have been duly authorized and validly issued and are fully paid and nonassessable. All of the issued shares of the capital stock or other equity interest of each subsidiary of the Company are owned directly or indirectly by the Company (except for directors' qualifying shares), free and clear of all liens, encumbrances, or claims, except
         (i) for the liens on or pledges of the capital stock of certain subsidiaries of the Company in favor of the lenders under or related to the Existing Credit Facility or (on or after the Closing Date) the New Credit Facility, or (ii) for such as are described in the Pricing Disclosure Package and the Prospectus or (iii) such as would not reasonably be expected to have a Material Adverse Effect.

                  (n) The Company, the Issuer and each Guarantor has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Indenture. This Agreement has been duly authorized, executed and delivered by the
         Company, the Issuer and each Guarantor and, assuming due authorization, execution and delivery by the Underwriters, constitutes the valid and binding agreement of the Company, the Issuer and each Guarantor.

                  (o)      The  Indenture  has  been  duly  authorized  by  the
         Company, the Issuer and each Guarantor, and upon its execution and delivery by the Company, the Issuer and each Guarantor and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company, the Issuer and each Guarantor, enforceable against the Company, the Issuer and each Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

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                  (p)      The Issuer  has all  requisite  corporate  power and
         authority to execute, deliver and perform its obligations under the Notes. The Notes have been duly authorized by the Issuer and when duly executed by the Issuer in accordance with the terms of the Indenture and, assuming due authentication, execution and delivery of the Notes by the Trustee in accordance with the terms of the Indenture, upon delivery to the Underwriters against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Issuer entitled to the benefits of the Indenture, enforceable against the Issuer in accordance with their terms, subject to (i) the effects of
         bankruptcy,   insolvency,   reorganization,   moratorium,   fraudulent
         conveyance and other similar laws relating to or affecting  creditors'
         rights   generally,   (ii)  general  equitable   principles   (whether
         considered in a proceeding in equity or at law), (iii) an implied covenant of good faith and fair dealing and (iv) except as rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy. The Notes will conform to the description thereof in the Pricing Disclosure Package and the Prospectus in all material respects.

                  (q) The Guarantees with respect to the Notes have been duly authorized by the Company and each Guarantor and, if and when the Notes are executed and delivered by the Issuer in accordance with the terms of the Indenture and, assuming due authentication of the Notes by the Trustee, upon delivery of the Notes to the Underwriters against payment therefor in accordance with the terms hereof, the Guarantees will constitute valid and binding obligations of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with the terms of the Indenture, subject to
         (i) the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether enforcement is considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing. The Guarantees will conform to the description thereof in the Pricing Disclosure Package and the Prospectus in all material respects.

                  (r) The Company and each Guarantor has all requisite corporate power and authority to execute, deliver and perform its obligations under its Guarantee.

                  (s) Other than as disclosed in the Pricing Disclosure Package and the Prospectus, the Issuer does not own capital stock or other equity interests of any corporation or entity which would be required by the Indenture to be a Guarantor thereunder. All of the Issuer's domestic subsidiaries other than (i) Barnett of the Caribbean, Inc. and Sexauer Ltd. and any other Foreign Subsidiaries and Receivables Subsidiaries (each as defined in the Pricing Disclosure Package and the Prospectus) (the "EXCLUDED SUBSIDIARIES") are Guarantors under the Indenture.

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                  (t)      The  execution,  delivery  and  performance  of this
         Agreement and the Indenture by the Company, the Issuer and each Guarantor, the issuance of the Notes by the Issuer, the issuance of the Guarantees by the Guarantors and the application of the proceeds from the sale of the Notes as described under "Use of Proceeds" in each of the Pricing Disclosure Package and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Material
         Agreement (as defined below) (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries; (iii) impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or (iv) violate in any material respect any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any properties or assets of the Company or any of its subsidiaries, except, in the case of clauses (i), (iii) and (iv), for such matters as would not have a Material Adverse Effect.

                  (u) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any properties or assets of the Company or any of its subsidiaries is required for the execution, delivery and performance of this Agreement and the Indenture by the Company, the Issuer and each Guarantor, the issuance of the Notes by the Issuer, the issuance of the Guarantees by the Guarantors and the application of the proceeds from the sale of the Notes as described under "Use of Proceeds" in each of the Pricing Disclosure Package and the Prospectus, except for (i) such consents, approvals, authorizations, orders or filings that have been obtained or made, are required to be made under the Securities Act, the Exchange Act or the Rules and Regulations and will be made in a timely manner or where the failure to do so would not have a Material Adverse Effect and (ii) by applicable state securities laws or Blue Sky laws in connection with the offer and sale of the Notes.

                  (v) Except as described in the Pricing Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company or any of its subsidiaries to file a registration statement under the Securities Act with respect to any securities of the Company or any of its subsidiaries owned or to be owned by such person or to require the Company or any of its subsidiaries to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or any of its subsidiaries under the Securities Act.

                  (w) Neither the Company, the Issuer nor any of the Guarantors have sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

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                  (x)      Except  as  described  in  the  Pricing   Disclosure
         Package  and  the  Prospectus,  neither  the  Company  nor  any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the
         Pricing   Disclosure   Package  and  the   Prospectus,   any  loss  or
         interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect, and since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial
         or   otherwise),   results  of   operations,   stockholders'   equity,
         properties, management, business or prospects of the Company and its subsidiaries taken as a whole, in each case except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (y) Except as disclosed in or specifically contemplated by the Pricing Disclosure Package and the Prospectus, subsequent to the date as of which such information was given, (i) neither the Company nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, except where such incurrence would not reasonably be expected to have a Material Adverse Effect, (ii) there has been no Material Adverse Effect, and (iii) except as disclosed in or contemplated by the Pricing Disclosure Package and the Prospectus, since the date of the latest audited consolidated financial statements of the Company included in the Pricing Disclosure Package and the Prospectus, there has been no (A) dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock (other than the payment of regular quarterly cash dividends), (B) issuance of securities by the Company or any of its subsidiaries (other than pursuant to the Company's employee benefit plans and agreements and the issuance of the Securities offered hereby) or (C) material increase in short-term or long-term debt of the Company and its subsidiaries.

                  (z) The consolidated financial statements, together with the related notes thereto, set forth or incorporated by reference in the Pricing Disclosure Package and the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act applicable to registration statements on Form S-3 under the Securities Act. Such financial statements fairly present in all material respects the financial position of the Company at the respective dates indicated and the results of operations and cash flows for the respective periods indicated, in each case in accordance with generally accepted accounting principles ("GAAP"), consistently applied throughout such periods. The other financial information and data included or incorporated by reference in the Pricing Disclosure Package and the Prospectus are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (aa) The net sales and EBITDA financial data of American Sanitary included in the Pricing Disclosure Package and the Prospectus is based upon unaudited financial information provided by American Sanitary to the Company, including financial information that is the subject of representations and warranties contained in the Securities Purchase Agreement and related financial schedules provided by American Sanitary, that the Company does not believe, as of the date hereof, to be untrue in any material respect.

                  (bb) The Company, the Issuer and each Guarantor is not, and as of the Closing Date and, after giving effect to the offer and sale of the Securities and the application of the proceeds therefrom as described under "Use of Proceeds" in the Pricing Disclosure Package and the Prospectus, will not be, required to be registered as an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), and the rules and regulations of the Commission thereunder.

                  (cc) Except as described in the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, the Issuer and the Guarantors expressly contemplated by, or threatened, against the Company or any of its subsidiaries or to which any of their properties are subject, that are not disclosed in the Pricing
         Disclosure Package and the Prospectus or incorporated by reference therein, and that are reasonably likely to have a Material Adverse Effect or to materially and adversely affect the issuance of the Notes or the consummation of the other transactions contemplated hereby. Except as disclosed in the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is involved in any strike, job action or labor dispute with any group of employees that is reasonably likely to have a Material Adverse Effect and, to the knowledge of the Company, the Issuer and the Guarantors, no such action or dispute is threatened.

                  (dd) Neither the Company nor any of its subsidiaries (i) is in violation of its certificate of incorporation or bylaws or other organizational documents, (ii) is in default in any material respect in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their respective properties or assets is subject that is material to the Company's consolidated financial condition or prospects (collectively, the "MATERIAL AGREEMENTS") or (iii) is in violation in any material respect of any law, statute or ordinance or any rule, regulation, injunction or decree of any court or governmental agency to which their property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise, or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of (i),
         (ii) or (iii), as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (ee) There is and has been no failure on the part of the Company or any subsidiary of the Company or, to the Company's knowledge, any of the Company's directors or officers, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, as would, individually or in the aggregate, have a Material Adverse Effect.

                  (ff) The Company and each of its subsidiaries will, on or prior to the Closing Date, have such permits, licenses, franchises, certificates, consents, orders and other approvals or authorizations of any governmental or regulatory authority ("PERMITS") as are necessary under applicable law to own its properties and to conduct its businesses in the manner described in the Pricing Disclosure Package and the Prospectus, except to the extent that the failure to have such Permits would not reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries is in compliance in all material respects with all its material obligations with respect to the Permits, and, to the knowledge of the Company, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Pricing Disclosure Package and the Prospectus and except to the extent that any such revocation, termination or impairment would not reasonably be expected to have a Material Adverse Effect.

                  (gg) Except as set forth in the Pricing Disclosure Package and the Prospectus, the Company and each of its subsidiaries has good and marketable title to all material real properties and all other material properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in Pricing Disclosure Package and the Prospectus, the Company and each of its subsidiaries holds any material leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (hh) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

                  (ii)     Except  as  set  forth  in  the  Pricing  Disclosure
         Package and the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, presence, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), is a current or former owner or operator of any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (jj) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC") as would, individually or in the aggregate, have a Material Adverse Effect; and the Issuer will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to the Company, any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

                  (kk) Except as set forth in the Pricing Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company or any subsidiary and any person that would give rise to a valid claim against the Company, any of its subsidiaries or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the purchase and sale of the Securities.

         Any certificate signed by any officer of the Company, the Issuer or any Guarantor and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Notes shall be deemed a representation and warranty by the Company, the Issuer or such Guarantor, as to matters covered thereby, to each Underwriter.

         2. PURCHASE AND RESALE OF THE NOTES BY THE UNDERWRITERS. The Issuer hereby agrees, on the basis of the representations, warranties and agreements of the Underwriters contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Underwriters and, upon the basis of the representations, warranties and agreements of the Company, the Issuer and the Guarantors herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Issuer, at a purchase price of 97.189% of the principal amount thereof, the principal amount of Notes set forth opposite the name of such Underwriter in SCHEDULE 1 hereto. The Issuer shall not be obligated to deliver any of the Notes to be delivered hereunder except upon payment for all of the Notes to be purchased as provided herein.

         3. OFFERING OF NOTES BY THE UNDERWRITERS. Upon authorization by the Representatives of the release of the Notes, the several Underwriters propose to offer the Notes for sale upon the terms and conditions to be set forth in the Prospectus.

         4. DELIVERY OF AND PAYMENT FOR THE NOTES. Delivery to the Underwriters of and payment for the Notes shall be made at the office of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York, 10019 at 9:00 A.M., New York time, on the Closing Date, or such other place or time as you and the Company shall designate. The Notes will be delivered to the Underwriters against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer to such account or accounts as the Company shall specify prior to the Closing Date or by such means as the parties hereto shall agree prior to the Closing Date in immediately available funds, by causing The Depository Trust Company ("DTC") to credit the Notes to the account of the Underwriters at DTC. The Notes will be evidenced by one or more global securities in definitive Form (the "GLOBAL NOTES") and/or by additional definitive securities, and will be registered, in the case of the Global Notes, in the name of Cede & Co. as nominee of DTC, and in the other cases, in such names and in such denominations as the Underwriters shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date. The Notes to be delivered to the Underwriters shall be made available to the Underwriters in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

         5. FURTHER AGREEMENTS OF THE COMPANY, THE ISSUER, THE GUARANTORS AND THE UNDERWRITERS. (a) The Company, the Issuer and each of the Guarantors agrees:

         (i) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Closing Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or pursuant to Section 8A of the Securities Act, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its commercially reasonable efforts to obtain its withdrawal;

         (ii) To pay the applicable Commission filing fees relating to the Securities within the time required by Rule 456(b)(1);

         (iii) To deliver promptly or make available to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if, during the period (not to exceed nine months) when the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required by law in connection with the sale of the Securities by an Underwriter, any event relating to or affecting the Company or any of its subsidiaries shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason during such period it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

         (iv) During the period specified immediately following clause (D) of Section 5(a)(iii) above, to file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

         (v) During the period specified immediately following clause (D) of Section 5(a)(iii) above, prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld;

         (vi) Not to make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives;

         (vii) To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof and prior to the completion of the distribution of the Notes by the Underwriters, any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

         (viii) Promptly from time to time to take such commercially reasonable action as the Representatives may reasonably request to qualify the Securities for offering and sale under the applicable securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; PROVIDED that in connection therewith the Company or the Issuer shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject or
     (iv) comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome;

         (ix) To use all commercially reasonable efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Notes;

         (x) For a period of 30 days from the date of the Prospectus, not to, directly or indirectly, sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of, any debt securities of the Company or the Issuer in a public or private offering for cash having a maturity of more than one year from the date of issue of such securities, except with the prior consent of each of the Representatives, which consent shall not be unreasonably withheld;

         (xi) To comply with all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer and to permit the Notes to be eligible for clearance and settlement through DTC;

         (xii) To apply the net proceeds from the sale of the Securities as set forth in the Prospectus;

         (xiii) During the period that is two years after the Closing Date, to take such steps as shall be necessary to ensure that the Company does not become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder; and

         (xiv) To not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes.

         (b) The Company agrees that, unless it has obtained or will obtain the prior consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute (i) an Issuer Free Writing Prospectus or
     (ii) that would otherwise constitute a "free writing prospectus" (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in SCHEDULE 3 hereto and any electronic road show. With respect of any other "free writing prospectus" that is not included in clauses (i) or (ii) of the preceding sentence, such "free writing prospectus" shall be provided to the Company prior to the use thereof. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a "PERMITTED FREE WRITING PROSPECTUS." The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

         6. EXPENSES. The Company, the Issuer and the Guarantors agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses and fees incident to the performance of its obligations under this agreement, including those in connection with (a) the authorization, issuance, sale and delivery of the Notes and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Notes; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, the Indenture and any other related documents reasonably necessary in connection with the offering, purchase, sale and delivery of the Securities (but not, however, legal fees and expenses of counsel to the Underwriters incurred in connection with any of the foregoing); (e) the fee of the National Association of Securities Dealers, Inc. (the "NASD") in connection with any review by it of the terms of sale of the Securities; (f) the qualification of the Securities under the securities laws of the several jurisdictions as provided in Section 5(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum; (g) the investor presentations on any "road show" undertaken in connection with the marketing of the Securities, including expenses associated with any electronic roadshow; (h) the preparation of certificates for the Notes including, without limitation, printing and engraving, (i) the fees, disbursements and expenses of the counsel and accountants for the Company and the Issuer, (j) all fees and expenses (including fees and expenses of counsel) of the Company and the Issuer in connection with approval of the Notes by DTC for "book-entry" transfer, and
(k) the fees and expenses of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture, the Notes and the Guarantees. It is understood, however, that except as provided in this Section 6 and Sections 8 and 11, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, travel and lodging expenses of the representatives and officers of the Company and the Issuer, the cost of any aircraft chartered in connection with the road show, transfer taxes on the resale of any of the Securities by them, and any advertising expenses, if any, incurred by them in connection with the offering.

         7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and again on the Closing Date as if made again on such date, of the representations and warranties of the Company, the Issuer and the Guarantors contained herein, to the performance by the Company, the Issuer and the Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:

         (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i); the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act, shall have been initiated or, to the knowledge of the Company, threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Company of any objection to the use of the Form of the Registration Statement.

         (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, (i) as of the Effective Date as to the Registration Statement or any amendment or supplement thereto, (ii) as of its date as to the Prospectus or as of the date when any supplement or amendment to the Prospectus is filed as to the Prospectus as further amended or supplemented and (iii) as of the Applicable Time as to the Pricing Disclosure Package, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Guarantees, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company, the Issuer and the Guarantors shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel to the Company, the Issuer and Guarantors, shall have furnished to the Representatives its written opinion, addressed to the Underwriters and dated the Closing Date, substantially in the Form attached hereto as EXHIBIT A.

         (e) Dechert LLP, New Jersey counsel to the Company and the Issuer, shall have furnished to the Representatives its written opinion, addressed to the Underwriters and dated the Closing Date, substantially in the Form attached hereto as EXHIBIT B.

         (f) The Representatives shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Company, the Issuer and the Guarantors shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (g) At the time of execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP, independent registered public accountants, a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and
     (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

         (h) With respect to the letter of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "INITIAL LETTER"), the Company shall have furnished to the Representatives a letter (the "BRING-DOWN LETTER") of such accountants, addressed to the Underwriters and dated the Closing Date (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

         (i) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company, in which such officers state on behalf of the Company, to the best of their knowledge after reasonable investigation, that:

                  (i) the representations and warranties of the Company, the Issuer and the Guarantors in this Agreement are true and correct as of the Closing Date and giving effect to the consummation of the transactions contemplated by this Agreement;

                  (ii) the Company, the Issuer and each Guarantor has complied in all material respects with all of its agreements contained herein;

                  (iii) the conditions set forth in Sections 7(k), 7(l) and 7(n) of this Agreement have been fulfilled;

                  (iv) no stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings or examination for that purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act, have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

                  (v) they have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the Closing Date, or
         (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

         (j) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, of the principal financial or accounting officer of the Company, relating to certain financial data presented under "The Transactions" in the Prospectus, substantially in form and substance reasonably satisfactory to the Underwriters in all respects.

         (k) None of the Company, the Issuer nor any of their subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, (i) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any Material Adverse Effect otherwise than as set forth or contemplated in, or incorporated by reference therein, the most recent Preliminary Prospectus or the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable, good faith judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.

         (l)      Subsequent to the  execution  and delivery of this  Agreement
     (i) no downgrading shall have occurred in the rating accorded the debt securities of the Company or the Issuer by any "nationally recognized statistical rating organization" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act), and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company or the Issuer.

         (m) The Issuer shall have entered into the New Credit Facility, and provided such opinions, certificates and financial and other information as the lenders under the New Credit Facility may have reasonably requested.

         (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or trading in any securities of the Company or the Issuer on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the
     Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by federal or state authorities; (iii) the United States shall have become directly engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such), in each case (i) through (iv), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering, sale or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         8.       INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company, the Issuer and each Guarantor, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,

     (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any "free writing prospectus" (as defined in Rule 405) used or referred to by any
     Underwriter or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any material fact or necessary to make the statements therein in light of the circumstances under which they were made not misleading and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company, the Issuer and the
     Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company, the Issuer or the Guarantors may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, the Issuer, each Guarantor, and each of their respective directors, officers, and each person, if any, who controls the Company, the Issuer or such Guarantor within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Issuer or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
     (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company, the Issuer, any Guarantor and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, the Issuer, any Guarantor or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company, the Issuer, any Guarantor or any such director, officer, employee or controlling person.

         (c)      Promptly  after  receipt by an  indemnified  party under this
     Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
     Section 8 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
     Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Representatives shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of such Underwriter unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed within a reasonable time to assume the defense and employ counsel, (iii) counsel which has been provided by the Company reasonably determines that its representation of such Underwriter would present it with a conflict of interest or (iv) the named parties to any such action (including any impleaded parties) include both such Underwriter and the Company, and such Underwriter shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters, which firm shall be designated in writing by Lehman Brothers Inc. and that all such reasonable fees and expenses shall be reimbursed as they are incurred). No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment in accordance with the provisions of this Section 8.

         (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Issuer and the Guarantors, on the one hand, and the Underwriters, on the other, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Issuer and the Guarantors, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Issuer and the Guarantors, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, the Issuer and the Guarantors, on the one hand, and the total discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Issuer, the Guarantors or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Issuer, the Guarantors and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The Underwriters severally confirm and the Company, the Issuer and the Guarantors acknowledge that (i) the marketing names of the Underwriters and the statements with respect to the offering of the Securities by the Underwriters set forth on the cover page of, (ii) the legal names of the Underwriters set forth in the table, the concession and reallowance figures and the paragraphs relating to stabilization by the Underwriters appearing under the caption "Underwriting" in, and (iii) the marketing names of the Underwriters set forth on the back cover page of the Pricing Disclosure Package and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non Prospectus Road Show.

         9.       DEFAULTING  UNDERWRITERS.   If,  on  the  Closing  Date,  any
Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities that the defaulting Underwriter agreed but failed to purchase on the Closing Date in the respective proportions set forth opposite the name of each remaining non-defaulting Underwriter in SCHEDULE 1 hereto bears to the total aggregate principal amount of the Securities set forth opposite the names of all the remaining non-defaulting Underwriters in SCHEDULE 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Securities on the Closing Date if the principal amount of the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total aggregate principal amount of the Securities to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of the Securities that it agreed to purchase on the Closing Date pursuant to the terms of Section
2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased on the Closing Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company, the Issuer and the Guarantors will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
SCHEDULE 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or the Issuer for damages caused by its default. If other Underwriters are obligated or agree to purchase the
Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         10. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 7(k), 7(l) and 7(n) shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

         11. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Issuer shall fail to tender the Notes for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company, the Issuer or any Guarantor to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company, the Issuer or any Guarantor is not fulfilled, the Company, the Issuer and the Guarantors will reimburse the Underwriters for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of its counsel) (accompanied by documentation) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company, the Issuer and the Guarantors shall pay the full amount thereof to the Underwriters.

         12. RESEARCH ANALYST INDEPENDENCE. The Company, the Issuer and the Guarantors acknowledge that the Underwriters' research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters' research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company, the Issuer and/or the offering that differ from the views of their respective investment banking divisions. The Company, the Issuer and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company, the Issuer or any of the Guarantors may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company, the Issuer or the Guarantors by such Underwriters' investment banking divisions. The Company, the Issuer and the Guarantors acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

         13. NO FIDUCIARY DUTY. The Company, the Issuer and the Guarantors acknowledge and agree that in connection with this offering, sale of the Notes or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Company, the Issuer, the Guarantors and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to the Company, the Issuer or the Guarantors, including, without limitation, with respect to the determination of the public offering price of the Notes, and such relationship between the Company, the Issuer and the Guarantors, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Company, the Issuer or the Guarantors shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Company, the Issuer and the Guarantors. The Company, the Issuer and the Guarantors hereby waive any claims that the Company, the Issuer or the Guarantors may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

         14.      NOTICES,   ETC.  All   statements,   requests,   notices  and
agreements hereunder shall be in writing, and:

         (i) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax:
     646-834-8133), with a copy, in the case of any notice pursuant to Section 8(b), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax:
     212-520-0421); or

         (ii) if to the Company, the Issuer or the Guarantors, shall be delivered or sent by mail or facsimile transmission to Interline Brands,

     Inc.  801 W. Bay  Street,  Jacksonville,  Florida  32004-1605,  Attention:
     Laurence W. Howard (Fax: 904-358-2486), with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, Attention: John C, Kennedy (Fax: 212-757-3990);

PROVIDED HOWEVER, that any notice to an Underwriter pursuant to Section (b) shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to Lehman Brothers Inc., which address will be supplied to any other party hereto by Lehman Brothers Inc. upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

         15. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Issuer, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company, the Issuer and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of the persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors, officers of each of the Company, the Issuer and the Guarantors and any person controlling the Company, the Issuer and the Guarantors within the meaning of
Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         16. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company, the Issuer, the Guarantors and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         17. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY." For purposes of this Agreement, (a) "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "SUBSIDIARY" has the meaning set forth in Rule 405.

         18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         19. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         20. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         If the foregoing correctly sets forth the agreement among the Company,
the  Issuer,  the  Guarantors  and  the  Underwriters,   please  indicate  your
acceptance in the space provided for that below.


                                Very truly yours,

                                INTERLINE BRANDS, INC., a New Jersey Corporation

                                        By: /s/ Thomas J. Tossavainen
                                            ------------------------------------
                                            Name:    Thomas J. Tossavainen
                                            Title:   Chief Financial Officer


                                INTERLINE BRANDS, INC., a Delaware Corporation

                                        By: /s/ Thomas J. Tossavainen
                                            ------------------------------------
                                            Name:    Thomas J. Tossavainen
                                            Title:   Chief Financial Officer


                                WILMAR HOLDINGS, INC.

                                        By: /s/ Thomas J. Tossavainen
                                            ------------------------------------
                                            Name:    Thomas J. Tossavainen
                                            Title:   Treasurer


                                WILMAR FINANCIAL, INC.

                                        By: /s/ Thomas J. Tossavainen
                                            ------------------------------------
                                            Name:    Thomas J. Tossavainen
                                            Title:   Treasurer


                                GLENWOOD ACQUISITION LLC
                                by INTERLINE BRANDS, INC., its sole member

                                        By: /s/ Thomas J. Tossavainen
                                            ------------------------------------
                                            Name:    Thomas J. Tossavainen
                                            Title:   Chief Financial Officer

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.

LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.

         Acting on behalf of themselves
         and as the Representatives of
         the several Underwriters named
         in SCHEDULE 1 hereto.

By LEHMAN BROTHERS INC.

     By: /s/ John C. Cokinos
         ------------------------------
         Name:  John C. Cokinos
         Title: Managing Director



By J.P. MORGAN SECURITIES INC.

     By: /s/ Donald R. Benson
         ------------------------------
         Name:  Donald R. Benson
         Title: Managing Director

                                   SCHEDULE 1



                                                   PRINCIPAL AMOUNT OF
                  MANAGER                               SECURITIES
         ----------------------------              -------------------
Lehman Brothers Inc..............................        $  70,000,000
J.P. Morgan Securities Inc.......................           70,000,000
Credit Suisse Securities (USA) LLC...............           30,000,000
Banc of America Securities LLC...................           10,000,000
SunTrust Capital Markets, Inc. ..................           10,000,000
Wachovia Capital Markets, LLC....................           10,000,000
                                                         -------------
         Total................................           $ 200,000,000

                                   SCHEDULE 2

                                  SUBSIDIARIES


                             JURISDICTION OF    COMPANY'S DIRECT
                               FORMATION OR      OR INDIRECT         GUARANTOR
    SUBSIDIARY                 ORGANIZATION       OWNERSHIP           (YES/NO)
    ----------                 ------------       ---------           --------

Wilmar Holdings, Inc.             Delaware           100%                Yes
Wilmar Financial, Inc.            Delaware           100%                Yes
Glenwood Acquisition LLC          Delaware           100%                Yes
Barnett of the Caribbean       Puerto Rico           100%                 No
Sexauer Ltd.                       Ontario           100%                 No

                                   SCHEDULE 3

                         ISSUER FREE WRITING PROSPECTUS

1.       Terms Communication.

                                                                      EXHIBIT A

         (i) The Company, the Issuer and each Guarantor has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware and, based solely on certificates of public officials in the respective jurisdictions (copies of which have been delivered to the Underwriters by the Company and Guarantors), the Company, the Issuer and the Guarantors are duly qualified to do business in each of the jurisdictions listed on [SCHEDULE 1] to such counsel's opinion. The Company, the Issuer and each Guarantor has all necessary corporate power and authority to own and hold its properties and conduct its business as described in the Prospectus. The Company is the record holder of all of the issued and outstanding capital stock of the Issuer. The Issuer is the record holder of all of the issued and outstanding capital stock of each Guarantor.

         (ii) The Indenture has been duly authorized, executed and delivered by the Company, the Issuer and each Guarantor and is a valid and legally binding obligation of the Company, the Issuer and each Guarantor, enforceable in accordance with its terms, except that enforceability may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to its description contained in the Pricing Disclosure Package and the Prospectus under the caption "Description of the Notes." The Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified under the Trust Indenture Act.

         (iii) The Notes conform in all material respects to the description thereof in the Pricing Disclosure Package and the Prospectus.

         (iv) The Notes, when duly and validly authorized, executed, issued and delivered by the Issuer against payment as provided in the Agreement, will constitute valid and legally binding obligations of the Issuer entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, except that enforceability may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         (v) Each Guarantor has duly authorized and delivered its guarantee of the Notes (each, a "Guarantee") and, when the Notes are duly issued by the Issuer against payment as provided in the Underwriting Agreement, the Guarantee of each Guarantor will be a valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except that enforceability may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Guarantees, when issued and delivered, will conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Prospectus under the caption "Description of the Notes."

         (vi)     This  Agreement  has  been  duly  authorized,   executed  and
     delivered by the Company, the Issuer and each Guarantor.

         (vii) No consent, approval, authorization or order of, or filing, with, any Governmental Authority, which has not been obtained, taken or made is required under any Applicable Law for the issuance, authentication or sale of the Securities or the performance by the Company, the Issuer and the Guarantors of their obligations under this Agreement, the Securities and the Indenture, other than (i) those that have been obtained or made under the Securities Act or Trust Indenture Act and (ii) those that may be required under the Securities Act in connection with the use of a "free writing prospectus". For purposes of such opinion, the term "Governmental Authority" means any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Delaware or the United States of America. For purposes of such opinion, the term "APPLICABLE LAW" means the General Corporation Law of the State of Delaware (the "GCL") and the laws, rules and regulations of the United States of America and the State of New York, in each case which in such counsel's experience are normally applicable to the transactions of the type contemplated by this Agreement.

         (viii) The issuance and sale of the Notes by the Issuer, the authorization and issuance of the Guarantees with respect to the Notes, the authentication of the Notes by the Trustee, the compliance by the Company, the Issuer and each Guarantor with all the provisions of this Agreement and the Indenture and the consummation of the transactions contemplated by them will not (i) breach or result in a default under any agreement, indenture or instrument listed on [SCHEDULE 2] to such counsel's opinion or (ii) violate Applicable Law or any judgment, order or decree of any court or arbitrator known to such counsel, except where the breach, default or violation could reasonably be expected to have a Material Adverse Effect, and except that, with respect to this clause
     (ii), no opinion will be expressed by such counsel as to the anti-fraud provisions of any securities laws of any applicable jurisdiction.

         (ix) None of the Company, the Issuer, or any Guarantor is, or, after giving effect to the offering and sale of the Securities and the application of the proceeds as described in the Prospectus under the heading "Use of Proceeds", will be required to be registered as an investment company under the Investment Company Act, and the rules and regulations of the Commission under that statute.

         (x)      To such counsel's  knowledge,  there are no legal proceedings pending or overtly threatened against the Company or any of its subsidiaries that are not described in the Pricing Disclosure Package and the Prospectus or that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or could reasonably be expected to materially impair the Company's, the Issuer's or any Guarantor's ability to perform its obligations under this Agreement, the Securities or the Indenture.

         (xi) The statements in the Pricing Disclosure Package and the Prospectus under the heading "Certain U.S. Federal Income Tax Considerations," to the extent that they constitute summaries of United States federal law or regulation or legal conclusions, have been reviewed by us and fairly summarize the matters described under this heading in all material respects.

         (xii) The Registration Statement became effective under the Securities Act on [ ], 2006, and thereupon [, assuming prior payment by the Company of the pay-as-you-go registration fee for the offering of Securities, upon filing of the Prospectus with the Commission] the offering of the Securities as contemplated by the Prospectus became registered under the Securities Act; to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act, have been instituted or are pending or contemplated under the Securities Act.

     [In addition, such counsel shall deliver a standard 10b-5 statement.]

                                                                      EXHIBIT B

         (i) The Issuer has been duly incorporated and is an existing corporation in good standing under the laws of the State of New Jersey, with corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus and to authorize, issue and sell the Securities as contemplated by the Indenture and this Agreement.

         (ii) The Indenture and the Notes have been duly authorized, executed and delivered by the Issuer.

         (iii)    This  Agreement  has  been  duly  authorized,   executed  and
     delivered by the Issuer.

         (iv) No consent, approval or authorization of, or filing with, any New Jersey governmental agency or body having jurisdiction over the Issuer is required in connection with the issuance and sale of the Notes by the Issuer or in connection with the consummation by the Issuer of the other transactions contemplated by this Agreement, except (1) as may be required by state securities or Blue Sky laws, as to which such counsel need not express any opinion, (2) for such filings and recordings with governmental authorities as may be required to record or perfect liens and (3) such consents, approvals, authorizations and filings which, if not obtained, would not have a Material Adverse Effect.

         (v) The execution, delivery and performance of the Indenture, this Agreement, the issuance and sale of the Notes, in each case will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (X) the Second Amended and Restated Certificate of Incorporation of the Issuer or the Second Amended and Restated Bylaws of the Issuer or (Y) any New Jersey statute, New Jersey rule or New Jersey regulation (other than state securities or Blue Sky laws, other anti-fraud laws and fraudulent transfer laws and bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, as to which such counsel need not express any opinion).